Exhibit 99.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

         The undersigned executive officer of Community Investors Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                              /s/Robert W. Siegel
                                              -------------------------------
                                              Name: Robert W. Siegel
                                              Title: Assistant Vice President,
                                              Controller and Treasurer

Date: February 14, 2003